CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY - 3 months ended Mar. 31, 2016 - USD ($) $ in Thousands	Total	Common Stock	Capital Surplus	Accumulated Deficit	Accumulated Other Comprehensive Income	Non-controlling Interest
Beginning balance (in shares) at Dec. 31, 2015		171,128,266
Beginning balance at Dec. 31, 2015	$ 290,621	$ 1,711	$ 590,417	$ (302,580)	$ 560	$ 513
Increase (Decrease) in Stockholders' Equity [Roll Forward]
Net income	1,588			1,382		206
Other comprehensive income	1,208				1,208
Share-based compensation expense	420		420
Net settlement of restricted stock units (in shares)		202,319
Net settlement of restricted stock units	(45)	$ 2	(47)
Distributed non-controlling interest	(173)					(173)
Ending balance (in shares) at Mar. 31, 2016		171,330,585
Ending balance at Mar. 31, 2016	$ 293,619	$ 1,713	$ 590,790	$ (301,198)	$ 1,768	$ 546